May 28, 2009

DREYFUS DISCOVERY FUND DREYFUS EQUITY GROWTH FUND DREYFUS PASSPORT FUND Supplement to Prospectuses Dated May 1, 2009

The following information supplements and supersedes any contrary information contained in the funds’ prospectuses:

Effective on or about September 1, 2009, The Dreyfus Corporation (“Dreyfus”) will replace Founders Asset Management LLC (“Founders”) as the funds’ investment adviser. Dreyfus is located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $341 billion in approximately 193 mutual fund portfolios. Founders is an indirect, wholly-owned subsidiary of Dreyfus, and Dreyfus is a subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). Dreyfus is the primary mutual fund business of BNY Mellon.

There will be no changes to the funds’ management fees or to the services to be provided to the funds as a result of the appointment of Dreyfus as the funds’ investment adviser. The funds’ portfolio managers will continue to manage the respective funds. In addition to their other affiliations, the portfolio managers also are employees of Dreyfus, and will manage the funds in that capacity.

May 28, 2009

DREYFUS GLOBAL GROWTH FUND Supplement to Prospectus Dated May 1, 2009

The following information supplements and supersedes any contrary information contained in the fund’s prospectus:

Effective on or about September 1, 2009, The Dreyfus Corporation (“Dreyfus”) will replace Founders Asset Management LLC (“Founders”) as the fund’s investment adviser. Dreyfus is located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $341 billion in approximately 193 mutual fund portfolios. Founders is an indirect, wholly-owned subsidiary of Dreyfus, and Dreyfus is a subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). Dreyfus is the primary mutual fund business of BNY Mellon.

There will be no changes to the services to be provided to the fund as a result of the appointment of Dreyfus as the fund’s investment adviser. The fund’s portfolio managers will continue to manage the fund. In addition to their other affiliations, the portfolio managers also are, or will be, employees of Dreyfus, and will manage the fund in that capacity.

The following modifies the information on page 4 of the prospectus under the heading “The Fund - Expenses”:

Effective June 1, 2009, Founders has agreed to reduce its management fee for the fund from 1.00% to 0.825% of the fund’s average daily net assets. Additional fee reductions would apply if the fund’s assets exceed $250 million. This reduced fee schedule will be continued by Dreyfus when it replaces Founders as the fund’s investment adviser.

May 28, 2009

DREYFUS MID-CAP GROWTH FUND Supplement to Prospectus Dated May 1, 2009

The following information supplements and supersedes any contrary information contained in the fund’s prospectus:

Effective on or about September 1, 2009, The Dreyfus Corporation (“Dreyfus”) will replace Founders Asset Management LLC (“Founders”) as the fund’s investment adviser. Dreyfus is located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $341 billion in approximately 193 mutual fund portfolios. Founders is an indirect, wholly-owned subsidiary of Dreyfus, and Dreyfus is a subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). Dreyfus is the primary mutual fund business of BNY Mellon.

There will be no changes to the fund’s management fee or to the services to be provided to the fund as a result of the appointment of Dreyfus as the fund’s investment adviser. The fund’s portfolio manager will continue to manage the fund. In addition to his other affiliations, the portfolio manager also is an employee of Dreyfus, and will manage the fund in that capacity.

The following modifies the information on page 5 of the prospectus under the heading “The Fund - Expenses”:

The Rule 12b-1 fee for the Class F shares of the fund included in the fee table is hereby revised to read 0.15% of average daily net assets, rather than 0.16%.